               [LETTERHEAD OF INTEGRATED INFORMATION SYSTEMS(TM)]


FOR IMMEDIATE RELEASE

                         Integrated Information Systems
   Acquires Certain Assets and Hires the Management and Professional Staff of
              Winfield Allen - An Established Intermountain Region
                     Technology and Business Consulting Firm

Tempe, AZ (November 19, 2001) Integrated Information Systems, Inc. ("IIS") (NASDAQ: IISX), an innovative technology and business consultancy, today announced that it has hired the executive management and key professional staff and acquired certain related assets of Winfield Allen, an established, privately owned Intermountain technology consulting firm based in Denver, CO. The Winfield Allen executives and professionals, who serve clients nationwide, will continue operations from their Denver office under the Winfield Allen name.

Winfield Allen provides innovative information technology solutions including user-interface design, application development, systems integration, technical e-learning capabilities and integration of core financial applications. Founded in 1992 by Chris Winfield and Mark Allen Day, Winfield Allen has established a distinguished client list that includes AOL Time Warner Inc., Adolph Coors Company, First Trust Corporation, The Great-West Life Assurance Company, Guardian Mortgage Documents Inc., Kennecott Energy Company, Reebok Cross Conditioning Systems Inc., Schlumberger Limited, Qwest Communications International Inc., United Title Companies Inc., and the United States Air Force Academy. In 1992, Winfield Allen also distinguished itself as one of the first Microsoft Certified Partners in Colorado. Winfield Allen has ongoing industry partnerships with significant technology leaders including Microsoft Great Plains, Cisco, Dell, Qwest and Viawest.

"The combined Winfield Allen and IIS services offering uniquely meets the information and business technology needs of Intermountain mid-market businesses," said Mark Allen Day, Co-Founder of Winfield Allen, Inc., and now Vice President of IIS. "This transaction provides Winfield Allen with additional resources and scale to deliver world-class services to our clients. We are particularly pleased to add front-end design and strategy services through K2 Digital, IIS' digital services division based in New York City, cost effective offshore development through IIS' Bangalore, India operations and application management and hosting through IIS Application Outsourcing Services."

The Winfield Allen transaction is consistent with Integrated Information Systems' growth strategy of combining with well-established firms having leading competitive regional market positions, which also maintain solid Microsoft technology strengths and track records. Winfield Allen and IIS share similar cultures, as well as a common focus on helping clients leverage technology to reduce cost, improve overall efficiencies, and realize technology advancements necessary to remain competitive in their respective markets.

"Along with IIS, Winfield Allen is one of the Intermountain West's highest quality Microsoft consulting teams and this transaction significantly accelerates IIS' emergence as the IT services market leader in the Intermountain region," said Jim Garvey, Chairman, Chief Executive Officer and President of IIS. "As we integrate the Winfield Allen operations with IIS, we are eliminating redundancies and consolidating facilities wherever prudently possible, while maximizing our combined technical expertise, strengthening our competitive market position and enhancing our geographic delivery capabilities. Winfield Allen aligns with our growth strategy, and we are excited to have this talented group of professionals join IIS."

Winfield Allen has received the following industry recognition:

     . Microsoft Infrastructure Partner Advisory Council Appointment for Rocky Mountain District (2001);
     .    Ernst & Young Award for Business Leadership nomination (2001);

                                     -more-

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IIS Acquires Winfield Allen
November 19, 2001 - Page 2


     .    Colorado Business Magazine Small Business of the Year nomination
          (2001); and
     .    ZDNet Editor's Choice Award for Business Software Development (1997).

For more information, please visit the Winfield Allen web site at www.WinfieldAllen.com.

About IIS

Integrated Information SystemsTM is an innovative technology and business consultancy providing extensive experience and insight to create a sustainable competitive edge for clients. For companies who seek measurable results from business and technology investments, IIS offers cost-conscious, productive, profit-minded solutions across the entire service value chain with single provider accountability.

Founded in 1988, IIS employs approximately 375 professionals in offices in Atlanta, Bangalore, India, Boston, Denver, Jacksonville, London, England, Los Angeles, New York City, Phoenix, and Portland, Oregon. Integrated Information Systems stock is traded on the NASDAQ exchange under IISX.

For more information, please visit the IIS web site at www.iis.com.
                                                       -----------

Cautionary Statement
--------------------
This press release contains forward-looking statements as that term is defined under the Private Securities Litigation Reform Act of 1995, including statements concerning IIS' ability to continue serving Winfield Allen's clients and to profitably integrate the capabilities of Winfield Allen's professional consulting staff with the services offered by IIS, IIS' ability to reduce costs through elimination of redundancies, as well as IIS' ability to deliver advanced solutions for its clients and to create demand for its services. These forward-looking statements involve a number of risks and uncertainties which could cause actual events to differ materially from those expressed by such forward-looking statements and could cause IIS' stock price to decline. Factors that could cause actual events to differ from such forward-looking statements include the inability to retain and continue to serve Winfield Allen's clients, the inability to coordinate and integrate the capabilities of Winfield Allen's professional staff and services with the staff and services offered by IIS, the inability of IIS to retain Winfield Allen's former consulting staff and executives, IIS' ability to generate sufficient revenues to offset the costs and expenses of the Winfield Allen transactions, and the incurrence of unexpected costs, expenses and liabilities by IIS resulting from the Winfield Allen transactions. Additional risks include lower demand for the company's services, reductions in pricing for the company's services, the company's inability to execute its business plan, obtain new clients or retain existing clients, the company's ability to attract, retain and effectively utilize its personnel, the potential loss of client projects, increased competition, the company's ability to maintain and enhance technology alliances, and its ability to stay at the forefront of technology changes, and other factors identified in documents filed by IIS with the Securities and Exchange Commission and in other public statements, including those set forth under the caption "Risk Factors" in the company's Form 10-K for the year ended December 31, 2000, and in its Form 10-Q for the quarter ended December 30, 2001. All forward-looking statements included in this document are made as of the date hereof, based on information available to IIS on the date hereof, and IIS assumes no obligation to update any forward-looking statements.

                                      # # #

CONTACTS:

Jim Garvey                               Jane Lauer                               Linda Latman
Chairman, CEO and President              Communications Manager                   Investor Relations Counsel
Integrated Information Systems, Inc.     Integrated Information Systems, Inc.     The Equity Group Inc.
(480) 317-8997                           (480) 317-8499                           (212) 836-9609
                                         janel@iis.com                            llatman@equityny.com
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